Exhibit 99.2

TXU CORP. AND SUBSIDIARIES

SEGMENT CONSOLIDATING INCOME STATEMENT

Quarter to Date Ended: December 31, 2005

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	2,425	575	11	(291)	2,720

Direct costs and expenses
Cost of energy sold including delivery fees	1,336	—	—	(280)	1,056
Operating costs	184	204	1	(1)	388
Depreciation and amortization	78	112	2	1	193

Total direct costs and expenses	1,598	316	3	(280)	1,637

Gross margin	827	259	8	(11)	1,083

Other costs and expenses
Selling, general and administrative expenses	157	59	6	(13)	209
Non-operating depreciation and other amortization	1	—	2	—	3
Franchise and revenue-based taxes	37	69	—	—	106
Other income	(37)	(1)	(10)	1	(47)
Other deductions	(4)	2	10	1	9
Interest income	(28)	(15)	(23)	53	(13)
Interest expense and related charges	106	66	92	(53)	211

Total other costs and expenses	232	180	77	(11)	478

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	595	79	(69)	—	605

Income tax expense (benefit)	172	30	(11)	—	191

Income (loss) from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles	423	49	(58)	—	414

Income (loss) from discontinued operations, net of tax effect	(2)	—	2	—	—

Extraordinary loss, net of tax	—	—	(50)	—	(50)

Cumulative effect of changes in accounting principles, net of tax effect	(8)	—	—	—	(8)

Net income (loss)	413	49	(106)	—	356

Exchangeable preferred membership interest buyback premium	—	—	—		—

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	413	49	(106)	—	356

Average shares of common stock outstanding, basic (millions)					474
Average shares of common stock outstanding, diluted (millions)					485

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles	0.89	0.10	(0.12)	(0.00)	0.87
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.89	0.10	(0.12)	(0.00)	0.87
Income (loss) from discontinued operations, net of tax effect	—	—	—	—	—
Extraordinary loss, net of tax	—	—	(0.10)	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	0.87	0.10	(0.22)	—	0.75

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	0.87	0.10	(0.11)*	(0.00)	0.86
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.87	0.10	(0.11)	(0.00)	0.86
Income (loss) from discontinued operations, net of tax effect	—	—	—	—	—
Extraordinary (loss), net of tax	—	—	(0.10)	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	0.85	0.10	(0.21)	—	0.74

Dividends declared					0.281

* Reflects the dilution adjustment ($0 million dilution adjustment / 11 million shares).

TXU CORP. AND SUBSIDIARIES

SEGMENT CONSOLIDATING INCOME STATEMENT

Quarter to Date Ended: December 31, 2004

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	1,906	538	7	(321)	2,130

Direct costs and expenses
Cost of energy sold including delivery fees	1,108	—	—	(314)	794
Operating costs	191	182	—	(1)	372
Depreciation and amortization	81	103	(12)	1	173

Total direct costs and expenses	1,380	285	(12)	(314)	1,339

Gross margin	526	253	19	(7)	791

Other costs and expenses
Selling, general and administrative expenses	172	68	52	(8)	284
Non-operating depreciation and other amortization	1	—	8	—	9
Franchise and revenue-based taxes	37	65	—	—	102
Other income	(61)	(4)	(11)	2	(74)
Other deductions	310	29	356	(1)	694
Interest income	(10)	(14)	(24)	41	(7)
Interest expense and related charges	91	67	57	(41)	174

Total other costs and expenses	540	211	438	(7)	1,182

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	(14)	42	(419)	—	(391)

Income tax expense (benefit)	(16)	7	(41)	—	(50)

Income (loss) from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles	2	35	(378)	—	(341)

Income (loss) from discontinued operations, net of tax effect	(1)	—	(287)	—	(288)

Extraordinary loss, net of tax	—	—	—	—	—

Cumulative effect of changes in accounting principles, net of tax effect	4	2	4	—	10

Net income (loss)	5	37	(661)	—	(619)

Exchangeable preferred membership interest buyback premium	—	—	—		—

Preference stock dividends	—	—	6	—	6

Net income (loss) available to common shareholders	5	37	(667)	—	(625)

Average shares of common stock outstanding, basic (millions)					540
Average shares of common stock outstanding, diluted (millions)					539

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles	—	0.06	(0.70)	—	(0.64)
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	(0.01)	—	(0.01)

Net income (loss) from continuing operations available for common stock	—	0.06	(0.71)	—	(0.65)
Income (loss) from discontinued operations, net of tax effect	—	—	(0.53)	—	(0.53)
Extraordinary loss, net of tax	—	—	—	—	—
Cumulative effect of changes in accounting principles, net of tax effect	0.01	0.00	0.01	—	0.02

Net income (loss) available for common stock	0.01	0.06	(1.23)	—	(1.16)

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	—	0.06	(0.70)*	—	(0.64)
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	(0.01)	—	(0.01)

Net income (loss) from continuing operations available for common stock	—	0.06	(0.71)	—	(0.65)
Income (loss) from discontinued operations, net of tax effect	—	—	(0.53)	—	(0.53)
Extraordinary (loss), net of tax	—	—	—	—	—
Cumulative effect of changes in accounting principles, net of tax effect	0.01	—	0.01	—	0.02

Net income (loss) available for common stock	0.01	0.06	(1.23)	—	(1.16)

Dividends declared					0.281

* Reflects the dilution adjustment ($0 million dilution adjustment / (1) million shares).

TXU CORP. AND SUBSIDIARIES

SEGMENT CONSOLIDATING INCOME STATEMENT—VARIANCE

Quarter to Date Ended December 31, 2005 vs December 31, 2004

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	519	37	4	30	590

Direct costs and expenses
Cost of energy sold including delivery fees	228	—	—	34	262
Operating costs	(7)	22	1	—	16
Depreciation and amortization	(3)	9	14	—	20

Total direct costs and expenses	218	31	15	34	298

Gross margin	301	6	(11)	(4)	292

Other costs and expenses
Selling, general and administrative expenses	(15)	(9)	(46)	(5)	(75)
Non-operating depreciation and other amortization	—	—	(6)	—	(6)
Franchise and revenue-based taxes	—	4	—	—	4
Other income	24	3	1	(1)	27
Other deductions	(314)	(27)	(346)	2	(685)
Interest income	(18)	(1)	1	12	(6)
Interest expense and related charges	15	(1)	35	(12)	37

Total other costs and expenses	(308)	(31)	(361)	(4)	(704)

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	609	37	350	—	996

Income tax expense (benefit)	188	23	30	—	241

Income (loss) from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles	421	14	320	—	755

Income (loss) from discontinued operations, net of tax effect	(1)	—	289	—	288

Extraordinary loss, net of tax	—	—	(50)	—	(50)

Cumulative effect of changes in accounting principles, net of tax effect	(12)	(2)	(4)	—	(18)

Net income (loss)	408	12	555	—	975

Exchangeable preferred membership interest buyback premium	—	—	—	—	—

Preference stock dividends	—	—	(6)	—	(6)

Net income (loss) available to common shareholders	408	12	561	—	981

Average shares of common stock outstanding, basic (millions)					(66)
Average shares of common stock outstanding, diluted (millions)					(55)

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles	0.89	0.04	0.58	(0.00)	1.51
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	0.01	—	0.01

Net income (loss) from continuing operations available for common stock	0.89	0.04	0.59		1.52
Income (loss) from discontinued operations, net of tax effect	—	—	0.53	—	0.53
Extraordinary loss, net of tax	—	—	(0.10)	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.03)	(0.00)	(0.01)	—	(0.04)

Net income (loss) available for common stock	0.86	0.04	1.01	—	1.91
Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	0.87	0.04	0.59	(0.00)	1.50
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	0.01	—	0.01

Net income (loss) from continuing operations available for common stock	0.87	0.04	0.60		1.51
Income (loss) from discontinued operations, net of tax effect	—	—	0.53	—	0.53
Extraordinary (loss), net of tax	—	—	(0.10)	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.03)	—	(0.01)	—	(0.04)

Net income (loss) available for common stock	0.84	0.04	1.02	—	1.90

Dividends declared					—

TXU CORP. AND SUBSIDIARIES

SEGMENT CONSOLIDATING INCOME STATEMENT

Year to Date Ended: December 31, 2005

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	9,327	2,394	30	(1,314)	10,437

Direct costs and expenses
Cost of energy sold including delivery fees	5,320	—	1	(1,285)	4,036
Operating costs	667	758	1	(1)	1,425
Depreciation and amortization	309	446	9	—	764

Total direct costs and expenses	6,296	1,204	11	(1,286)	6,225

Gross margin	3,031	1,190	19	(28)	4,212

Other costs and expenses
Selling, general and administrative expenses	522	201	87	(29)	781
Non-operating depreciation and other amortization	4	—	8	—	12
Franchise and revenue-based taxes	114	247	3	—	364
Other income	(64)	(4)	(83)	—	(151)
Other deductions	15	11	19	—	45
Interest income	(70)	(59)	(100)	181	(48)
Interest expense and related charges	393	269	320	(180)	802

Total other costs and expenses	914	665	254	(28)	1,805

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	2,117	525	(235)	—	2,407

Income tax expense (benefit)	687	174	(229)	—	632

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	1,430	351	(6)	—	1,775

Income (loss) from discontinued operations, net of tax effect	(8)	—	13	—	5
Extraordinary gain (loss), net of tax	—	—	(50)	—	(50)
Cumulative effect of changes in accounting principles, net of tax effect	(8)	—	—	—	(8)

Net income (loss)	1,414	351	(43)	—	1,722

Exchangeable preferred membership interest buyback premium	—	—	—		—

Preference stock dividends	—	—	10	—	10

Net income (loss) available to common shareholders	1,414	351	(53)	—	1,712

Average shares of common stock outstanding, basic (millions)					476
Average shares of common stock outstanding, diluted (millions)					486

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	3.00	0.74	(0.01)	(0.00)	3.73
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	3.00	0.74	(0.03)	(0.00)	3.71
Income (loss) from discontinued operations, net of tax effect	(0.02)	—	0.03	—	0.01
Extraordinary gain (loss), net of tax	—	—	(0.10)	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	2.96	0.74	(0.10)	—	3.60

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	2.94	0.72	(1.03)*	—	2.63
Exchangeable preferred membership interest buyback premium	—	—	—	—	—
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	2.94	0.72	(1.05)	—	2.61
Income (loss) from discontinued operations, net of tax effect	(0.02)	—	0.03	—	0.01
Extraordinary gain (loss), net of tax	—	—	(0.10)	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	2.90	0.72	(1.12)	—	2.50

Dividends declared					1.125

* Reflects the dilution adjustment ( ($497) million dilution adjustment / 11 million shares).

TXU CORP. AND SUBSIDIARIES

SEGMENT CONSOLIDATING INCOME STATEMENT

Year to Date Ended: December 31, 2004

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	8,495	2,226	31	(1,444)	9,308

Direct costs and expenses
Cost of energy sold including delivery fees	5,265	—	(1)	(1,417)	3,847
Operating costs	704	730	1	(6)	1,429
Depreciation and amortization	327	386	(4)	—	709

Total direct costs and expenses	6,296	1,116	(4)	(1,423)	5,985

Gross margin	2,199	1,110	35	(21)	3,323

Other costs and expenses
Selling, general and administrative expenses	667	219	224	(19)	1,091
Non-operating depreciation and other amortization	23	3	25	—	51
Franchise and revenue-based taxes	117	248	2	—	367
Other income	(110)	(7)	(33)	2	(148)
Other deductions	610	52	513	(3)	1,172
Interest income	(31)	(56)	(77)	136	(28)
Interest expense and related charges	353	280	198	(136)	695

Total other costs and expenses	1,629	739	852	(20)	3,200

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	570	371	(817)	(1)	123

Income tax expense (benefit)	162	116	(235)	(1)	42

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	408	255	(582)	—	81

Income (loss) from discontinued operations, net of tax effect	(34)	—	411	1	378

Extraordinary gain (loss), net of tax	—	16	—	—	16

Cumulative effect of changes in accounting principles, net of tax effect	4	2	4	—	10

Net income (loss)	378	273	(167)	1	485

Exchangeable preferred membership interest buyback premium	—	—	849		849

Preference stock dividends	—	—	22	—	22

Net income (loss) available to common shareholders	378	273	(1,038)	1	(386)

Average shares of common stock outstanding, basic (millions)					600
Average shares of common stock outstanding, diluted (millions)					600

Per share of common stock:

Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	0.68	0.42	(0.97)	—	0.13
Exchangeable preferred membership interest buyback premium	—	—	(1.41)	—	(1.41)
Preference stock dividends	—	—	(0.04)	—	(0.04)

Net income (loss) from continuing operations available for common stock	0.68	0.42	(2.42)	—	(1.32)
Income (loss) from discontinued operations, net of tax effect	(0.06)	—	0.69	—	0.63
Extraordinary gain (loss), net of tax	—	0.03	—	—	0.03
Cumulative effect of changes in accounting principles, net of tax effect	0.01	0.00	0.01	—	0.02

Net income (loss) available for common stock	0.63	0.45	(1.72)	—	(0.64)

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	0.68	0.42	(0.97)	—	0.13
Exchangeable preferred membership interest buyback premium	—	—	(1.41)	—	(1.41)
Preference stock dividends	—	—	(0.04)	—	(0.04)

Net income (loss) from continuing operations available for common stock	0.68	0.42	(2.42)	—	(1.32)
Income (loss) from discontinued operations, net of tax effect	(0.06)	—	0.69	—	0.63
Extraordinary gain (loss), net of tax	—	0.03	—	—	0.03
Cumulative effect of changes in accounting principles, net of tax effect	0.01	—	0.01	—	0.02

Net income (loss) available for common stock	0.63	0.45	(1.72)	—	(0.64)

Dividends declared					0.469

TXU CORP. AND SUBSIDIARIES

SEGMENT CONSOLIDATING INCOME STATEMENT—VARIANCE

Year to Date Ended December 31, 2005 vs December 31, 2004

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	832	168	(1)	130	1,129

Direct costs and expenses
Cost of energy sold including delivery fees	55	—	2	132	189
Operating costs	(37)	28	—	5	(4)
Depreciation and amortization	(18)	60	13	—	55

Total direct costs and expenses	—	88	15	137	240

Gross margin	832	80	(16)	(7)	889

Other costs and expenses
Selling, general and administrative expenses	(145)	(18)	(137)	(10)	(310)
Non-operating depreciation and other amortization	(19)	(3)	(17)	—	(39)
Franchise and revenue-based taxes	(3)	(1)	1	—	(3)
Other income	46	3	(50)	(2)	(3)
Other deductions	(595)	(41)	(494)	3	(1,127)
Interest income	(39)	(3)	(23)	45	(20)
Interest expense and related charges	40	(11)	122	(44)	107

Total other costs and expenses	(715)	(74)	(598)	(8)	(1,395)

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	1,547	154	582	1	2,284

Income tax expense (benefit)	525	58	6	1	590

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	1,022	96	576	—	1,694

Income (loss) from discontinued operations, net of tax effect	26	—	(398)	(1)	(373)
Extraordinary gain (loss), net of tax	—	(16)	(50)	—	(66)
Cumulative effect of changes in accounting principles, net of tax effect	(12)	(2)	(4)	—	(18)

Net income (loss)	1,036	78	124	(1)	1,237

Exchangeable preferred membership interest buyback premium	—	—	(849)	—	(849)

Preference stock dividends	—	—	(12)	—	(12)

Net income (loss) available to common shareholders	1,036	78	985	(1)	2,098

Average shares of common stock outstanding, basic (millions)					(124)
Average shares of common stock outstanding, diluted (millions)					(115)

Per share of common stock:

Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	2.32	0.32	0.96	(0.00)	3.60
Exchangeable preferred membership interest buyback premium	—	—	1.41	—	1.41
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	2.32	0.32	2.39		5.03
Income (loss) from discontinued operations, net of tax effect	0.04	—	(0.66)	—	(0.62)
Extraordinary gain (loss), net of tax	—	(0.03)	(0.10)	—	(0.13)
Cumulative effect of changes in accounting principles, net of tax effect	(0.03)	(0.00)	(0.01)	—	(0.04)

Net income (loss) available for common stock	2.33	0.29	1.62	—	4.24

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	2.26	0.30	(0.06)	—	2.50
Exchangeable preferred membership interest buyback premium	—	—	1.41	—	1.41
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	2.26	0.30	1.37		3.93
Income (loss) from discontinued operations, net of tax effect	0.04	—	(0.66)	—	(0.62)
Extraordinary gain (loss), net of tax	—	(0.03)	(0.10)	—	(0.13)
Cumulative effect of changes in accounting principles, net of tax effect	(0.03)	—	(0.01)	—	(0.04)

Net income (loss) available for common stock	2.27	0.27	0.60	—	3.14

Dividends declared					0.656

TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows

(Unaudited)

	Twelve Months December 31,
	2005	2004
	(millions of dollars)
Cash flows—operating activities:
Income from continuing operations before extraordinary gain and cumulative effect of changes in accounting principles	$1,775	$81
Adjustments to reconcile income from continuing operations before extraordinary gain and cumulative effect of changes in accounting principles to cash provided by operating activities:
Depreciation and amortization	836	826
Deferred income taxes and investment tax credits—net	254	(11)
Loss on early extinguishment of debt	—	416
Net effect of unrealized mark-to-market valuations of commodity contracts	16	109
Asset writedown charges	6	196
Combustion turbine lease impairment	(16)	180
Gain from sale of assets	(89)	(135)
Change in regulatory-related liabilities	(81)	(70)
Net litigation settlement charge	—	84
Charge for contract counterparty nonperformance -	12	—
Stock-based compensation expense	32	56
Amortization of losses on dedesignated cash flow hedges	21	26
Bad debt expense	56	90
Changes in operating assets and liabilities	(29)	(90)

Cash provided by operating activities	2,793	1,758

Cash flows—financing activities:
Issuances of securities:
Long-term debt	180	5,090
Common stock	83	112
Retirements/repurchases of securities:
Long-term debt held by subsidiary trusts	—	(546)
Equity-linked debt	(106)	(1,105)
Other long-term debt	(269)	(3,088)
Exchangeable preferred membership interests	—	(750)
Common stock	(1,137)	(4,687)
Preference stock	(300)	—
Preferred stock of subsidiaries	(38)	(75)
Change in notes payable:
Commercial paper	358	—
Banks	230	210
Cash dividends paid:
Common stock	(544)	(150)
Preference stock	(11)	(22)
Premium paid for redemption of exchangeable preferred membership interests	—	(1,102)
Excess tax benefit on stock-based compensation	28	—
Debt premium, discount, financing and reacquisition expenses	(37)	(406)

Cash used in financing activities	(1,563)	(6,519)

Cash flows—investing activities:
Capital expenditures	(1,047)	(912)
Nuclear fuel	(57)	(87)
Dispositions of businesses	—	4,814
Investment in collateral trust	—	525
Proceed from sales of assets	70	27
Other	(4)	(87)

Cash provided by (used in) investing activities	(1,038)	4,280

Discontinued operations:
Cash used in operating activities	(265)	(79)
Cash used in financing activities	—	(10)
Cash provided by (used in) investing activities	4	(153)

Cash used in discontinued operations	(261)	(242)

Net change in cash and cash equivalents	(69)	(723)
Cash and cash equivalents — beginning balance	106	829

Cash and cash equivalents — ending balance	$37	$106

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

December 31, 2005

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Other	Eliminations / Rounding	Total
ASSETS
Current assets
Cash and cash equivalents	12	15	9	1	37
Restricted cash	9	46	—	—	55
Advances to affiliates	694	—	—	(694)	—
Accounts receivable – trade	1,178	112	239	(201)	1,328
Income taxes receivable	—	—	314	(314)	—
Accounts receivable – affiliates	—	156	164	(320)	—
Notes or other receivables due from affiliates	1,467	33	—	(1,500)	—
Inventories	309	53	2	—	364
Commodity contract assets	1,603	—	—	—	1,603
Cash flow hedge and other derivative assets	63	—	1	1	65
Accumulated deferred income taxes	104	—	14	(4)	114
Margin deposits with commodity contract counterparties	247	—	—	—	247
Other current assets	77	40	18	(6)	129

Total current assets	5,763	455	761	(3,037)	3,942

Investments
Restricted cash	—	13	3	—	16
Other investments	508	63	7,366	(7,286)	651
Property, plant and equipment—net	9,951	7,067	167	—	17,185
Notes or other receivables due from affiliates	—	362	44	(406)	—
Goodwill	517	25	—	—	542
Regulatory assets – net	—	1,826	—	—	1,826
Commodity contract assets	338	—	—	—	338
Cash flow hedge and other derivative assets	68	—	7	—	75
Other noncurrent assets	205	99	612	(583)	333
Assets held for sale	—	—	—	—	—

Total assets	17,350	9,910	8,960	(11,312)	24,908

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS' EQUITY
Current liabilities
Notes payable
Commercial paper	306	51	—	1	358
Banks	440	—	—	—	440
Advances from affiliates	—	23	672	(695)	—
Long-term debt due currently	401	93	756	—	1,250
Accounts payable – trade	879	125	223	(201)	1,026
Accounts payable – affiliates	322	—	—	(322)	—
Notes or other liabilities due to affiliates	—	—	1,500	(1,500)	—
Commodity contract liabilities	1,481	—	—	—	1,481
Cash flow hedge and other derivative liabilities	256	—	6	—	262
Litigation and other settlement accruals	—	11	1	—	12
Margin deposits from commodity contract counterparties	332	—	—	—	332
Other current liabilities	826	483	387	(321)	1,375

Total current liabilities	5,243	786	3,545	(3,038)	6,536

Accumulated deferred income taxes	2,041	1,383	—	(557)	2,867
Investment tax credits	326	58	—	—	384
Commodity contract liabilities	516	—	—	—	516
Cash flow hedge and other derivative liabilities	48	—	57	(1)	104
Notes or other liabilities due to affiliates	406	—	—	(406)	—
Long-term debt, less amounts due currently	3,055	4,107	4,171	(1)	11,332
Other noncurrent liabilities and deferred credits	834	641	1,240	(21)	2,694
Liabilities held for sale	—	—	—	—	—

Total liabilities	12,469	6,975	9,013	(4,024)	24,433

Preferred securities of subsidiaries	528	—	(527)	(1)	—

Shareholders' equity
Preference stock – not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,918	1,952	1,841	(3,871)	1,840
Retained earnings (deficit)	2,556	1,004	(1,170)	(3,558)	(1,168)
Accumulated other comprehensive income (loss)	(121)	(21)	(202)	142	(202)

Total shareholders' equity	4,353	2,935	474	(7,287)	475

Total liabilities, preferred securities of subsidiaries & shareholders' equity	17,350	9,910	8,960	(11,312)	24,908

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

December 31, 2004

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Other	Eliminations / Rounding	Total
ASSETS
Current assets
Cash and cash equivalents	70	—	36	—	106
Restricted cash	6	43	—	—	49
Advances to affiliates	686	—	—	(686)	—
Accounts receivable – trade	1,139	72	400	(337)	1,274
Income taxes receivable	—	—	234	(218)	16
Accounts receivable – affiliates	—	194	—	(194)	—
Notes or other receivables due from affiliates	—	49	—	(49)	—
Inventories	284	33	3	—	320
Commodity contract assets	546	—	—	—	546
Cash flow hedge and other derivative assets	4	—	—	—	4
Accumulated deferred income taxes	94	—	130	—	224
Margin deposits with commodity contract counterparties	65	—	—	—	65
Other current assets	74	31	85	(7)	183

Total current assets	2,968	422	888	(1,491)	2,787

Investments
Restricted cash	15	13	19	—	47
Other investments	538	49	6,354	(6,277)	664
Property, plant and equipment – net	9,920	6,609	147	—	16,676
Notes or other receivables due from affiliates	—	386	—	(386)	—
Goodwill	517	25	—	—	542
Regulatory assets – net	—	1,891	—	—	1,891
Commodity contract assets	315	—	—	—	315
Cash flow hedge and other derivative assets	4	—	(2)	—	2
Other noncurrent assets	221	98	725	(760)	284
Assets held for sale	17	—	7	—	24

Total assets	14,515	9,493	8,138	(8,914)	23,232

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS' EQUITY
Current liabilities
Notes payable
Commercial paper	—	—	—	—	—
Banks	210	—	—	—	210
Advances from affiliates	—	63	623	(686)	—
Long-term debt due currently	31	182	15	1	229
Accounts payable – trade	956	89	370	(338)	1,077
Accounts payable – affiliates	191	—	2	(193)	—
Notes or other liabilities due to affiliates	49	—	—	(49)	—
Commodity contract liabilities	491	—	—	—	491
Cash flow hedge and other derivative liabilities	113	—	—	—	113
Litigation and other settlement accruals	—	21	370	—	391
Margin deposits from commodity contract counterparties	115	—	—	—	115
Other current liabilities	697	362	368	(225)	1,202

Total current liabilities	2,853	717	1,748	(1,490)	3,828

Accumulated deferred income taxes	1,918	1,524	—	(730)	2,712
Investment tax credits	342	63	—	—	405
Commodity contract liabilities	347	—	—	—	347
Cash flow hedge and other derivative liabilities	66	—	17	—	83
Notes or other liabilities due to affiliates	386	—	—	(386)	—
Long-term debt, less amounts due currently	3,226	4,199	4,987	—	12,412
Other noncurrent liabilities and deferred credits	1,269	303	1,219	(29)	2,762
Liabilities held for sale	6	—	—	—	6

Total liabilities	10,413	6,806	7,971	(2,635)	22,555

Preferred securities of subsidiaries	511	—	(473)	—	38

Shareholders' equity
Preference stock – not subject to mandatory redemption	—	—	300	—	300
Common stock	—	—	2	—	2
Additional paid in capital	2,781	2,061	2,807	(4,843)	2,806
Retained earnings (deficit)	961	653	(2,283)	(1,614)	(2,283)
Accumulated other comprehensive income (loss)	(151)	(27)	(186)	178	(186)

Total shareholders' equity	3,591	2,687	640	(6,279)	639

Total liabilities, preferred securities of subsidiaries & shareholders' equity	14,515	9,493	8,138	(8,914)	23,232

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet—Variance

December 31, 2005 vs December 31, 2004

(Dollars in millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Other	Eliminations / Rounding	Total
ASSETS
Current assets
Cash and cash equivalents	(58)	15	(27)	1	(69)
Restricted cash	3	3	—	—	6
Advances to affiliates	8	—	—	(8)	—
Accounts receivable – trade	39	40	(161)	136	54
Income taxes receivable	—	—	80	(96)	(16)
Accounts receivable – affiliates	—	(38)	164	(126)	—
Notes or other receivables due from affiliates	1,467	(16)	—	(1,451)	—
Inventories	25	20	(1)	—	44
Commodity contract assets	1,057	—	—	—	1,057
Cash flow hedge and other derivative assets	59	—	1	1	61
Accumulated deferred income taxes	10	—	(116)	(4)	(110)
Margin deposits with commodity contract counterparties	182	—	—	—	182
Other current assets	3	9	(67)	1	(54)

Total current assets	2,795	33	(127)	(1,546)	1,155

Investments
Restricted cash	(15)	—	(16)	—	(31)
Other investments	(30)	14	1,012	(1,009)	(13)
Property, plant and equipment—net	31	458	20	—	509
Notes or other receivables due from affiliates	—	(24)	44	(20)	—
Goodwill	—	—	—	—	—
Regulatory assets – net	—	(65)	—	—	(65)
Commodity contract assets	23	—	—	—	23
Cash flow hedge and other derivative assets	64	—	9	—	73
Other noncurrent assets	(16)	1	(113)	177	49
Assets held for sale	(17)	—	(7)	—	(24)

Total assets	2,835	417	822	(2,398)	1,676

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS' EQUITY
Current liabilities
Notes payable
Commercial paper	306	51	—	1	358
Banks	230	—	—	—	230
Advances from affiliates	—	(40)	49	(9)	—
Long-term debt due currently	370	(89)	741	(1)	1,021
Accounts payable – trade	(77)	36	(147)	137	(51)
Accounts payable – affiliates	131	—	(2)	(129)	—
Notes or other liabilities due to affiliates	(49)	—	1,500	(1,451)	—
Commodity contract liabilities	990	—	—	—	990
Cash flow hedge and other derivative liabilities	143	—	6	—	149
Litigation and other settlement accruals	—	(10)	(369)	—	(379)
Margin deposits from commodity contract counterparties	217	—	—	—	217
Other current liabilities	129	121	19	(96)	173

Total current liabilities	2,390	69	1,797	(1,548)	2,708

Accumulated deferred income taxes	123	(141)	—	173	155
Investment tax credits	(16)	(5)	—	—	(21)
Commodity contract liabilities	169	—	—	—	169
Cash flow hedge and other derivative liabilities	(18)	—	40	(1)	21
Notes or other liabilities due to affiliates	20	—	—	(20)	—
Long-term debt, less amounts due currently	(171)	(92)	(816)	(1)	(1,080)
Other noncurrent liabilities and deferred credits	(435)	338	21	8	(68)
Liabilities held for sale	(6)	—	—	—	(6)

Total liabilities	2,056	169	1,042	(1,389)	1,878

Preferred securities of subsidiaries	17	—	(54)	(1)	(38)

Shareholders' equity
Preference stock – not subject to mandatory redemption	—	—	(300)	—	(300)
Common stock	—	—	3	—	3
Additional paid in capital	(863)	(109)	(966)	972	(966)
Retained earnings (deficit)	1,595	351	1,113	(1,944)	1,115
Accumulated other comprehensive income (loss)	30	6	(16)	(36)	(16)

Total shareholders' equity	762	248	(166)	(1,008)	(164)

Total liabilities, preferred securities of subsidiaries & shareholders' equity	2,835	417	822	(2,398)	1,676

TXU Corp. Regulatory Summary (December 31, 2005)

    Summary/Events

TXU Energy

Price to Beat (PTB) applies to former franchise area residential and small/medium business (< 1MW of load) customers. Until 1/1/05 TXU Energy was permitted to offer only one rate — the PTB — to residential customers. TXU Energy has been permitted to offer rates other than the PTB to small/medium commercial customers since 2004 and as of 1/1/05 can offer rates other than the PTB to residential customers. TXU Energy must also make service at the PTB price available until 1/1/07. The fuel component of the PTB can be changed twice per year if gas prices (20-day average of NYMEX 12-month strip) change by more than 5% (10% after 11/15 of any year) from the current price upon which the PTB fuel factor is based. Changes in the PTB fuel factor are initiated by TXU Energy through a filing with the PUC.

PUC No. 31004 – Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed April 15, 2005

•	Requested 20.8% increase in PTB fuel factor

•	Resulted in a 9.9% increase to residential customers using 1,000 kWh per month

•	Approved by the PUC on May 11, 2005

PUC No. 31830 – Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed October 4, 2005

•	Requested discounted PTB fuel factor based on natural gas price of $9.743 per MMBtu, resulting in a 12.4% increase to residential customers using 1,000 kWh per month

•	Discount expired 12-31-05 and PTB rate currently reflects commodity price levels as of the filing date, based on a natural gas price of $11.534 per MMBtu

•	Approved by the PUC on October 28, 2005

TXU Electric Delivery

TXU Electric Delivery general rate case: Authorized ROE of 11.25%, Capital structure of 60% Debt, 40% Equity. Reports are filed annually for review with the PUC.

In 2004, certain cities within TXU Electric Delivery’s historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU Electric Delivery, which have been established by the Public Utility Commission, are just and reasonable. In the fourth quarter of 2004, TXU Electric Delivery recorded a $21 million charge, reported in other deductions, for estimated settlement payments arising from the resolution of these inquiries. The settlement agreement, which was finalized February 22, 2005, avoided any immediate rate actions, but required TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery has offered the benefits of the settlement to non-litigant cities. Through December 31, 2005, TXU Electric Delivery has made payments of approximately $11.6 million under the terms of the settlement. The final settlement amount, including non-litigant cities, is approximately $22 million, resulting in an additional $1 million accrual in September 2005.

On January 6, 2006, TXU Electric Delivery and the Steering Committee of Cities agreed to terms which will extend the February 22, 2005 settlement agreement and resolve outstanding franchise agreement issues with member cities. Under the terms of the agreement, TXU Electric Delivery will postpone filing a rate case until June 2008, based on a 2007 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery expects the total incremental expenses associated with the agreement to be approximately $80 million, essentially all of which will be recognized over the period from July 2006 to June 2008.

PUC No. 30655—Petition of TXU Electric Delivery Company for Approval of Transmission Cost Recovery Factor (TCRF) Update

•	The PUC approved TXU Electric Delivery’s proposed TCRF on February 23, 2005 (with new TCRF rates effective March 1, 2005)

•	The TCRF increase will increase annualized revenues by about $1.6 million.

PUC No. 31371—Petition of TXU Electric Delivery Company for Approval of TCRF Update

•	Filed July 18, 2005; new TCRF rates effective September 1, 2005

•	Decrease to annualized revenues of about $8.6 million annually, due to reduction in LCRA’s transmission service rate

PUC No. 32302—Petition of TXU Electric Delivery Company for Approval of TCRF Update

•	Filed January 18, 2006; new TCRF rates to be effective March 1, 2006

•	Decrease to annualized revenues of about $0.5 million annually, due to reduction in AEP Central’s transmission service rate

PUC No. 30802 – Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission

•	Rates filed February 28, 2005

•	New rate approved and effective April 29, 2005

•	Total annualized revenue increase of $23 million

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TXU Corp. Summary of Significant Legal Proceedings (December 31, 2005)

Date Filed	Case Information	Summary and Status

Sep 05	Flaherty & Crumrine Preferred Income Fund Incorporated et al. v. TXU Corp. et al. Civil Action No. 3:05CV1784-G; United States District Court for the Northern District of Texas, Dallas Division	Putative class action filed against TXU Corp. and its CEO C. John Wilder alleging violations of the Securities Exchange Act of 1934 regarding the disclosures concerning the company’s evaluation of its dividend policy in connection with the tender offer for certain securities in September and October 2004. The defendants filed a Motion to Dismiss which has not yet been fully briefed.

Mar 05	SEC Subpoena	Subpoena requires documents and information from 1/1/01 through 3/31/03. Subpoena states it is a fact finding inquiry and that no violation of law has been concluded. TXU Corp. has responded and will continue to cooperate with the SEC.

Feb 05	Utility Choice, L.P. and Cirro Group, Inc. v. TXU Corp, et al; Civil Action No. H-05-573; United States District Court for the Southern District of Texas, Houston Division	A suit which claimed that defendants engaged in anticompetitive conduct in violation of federal and state antitrust law. The case was settled and has been dismissed as to TXU Corp. and its affiliated defendants.

Dec 04 – Oct 04	In re Natural Gas Anti-Trust Cases I, II, III, IV, and V; Civil Action in San Diego Superior Court.	Ten lawsuits filed in various California superior courts by purported customers against TXU Corp. and certain subsidiaries and other California natural gas market participants. The suits allege that by summer of 2000, defendants manipulated natural gas prices in California in violation of the Cartwright Act and other California state laws. Discovery is in process.

Feb 04	Patrick Goodenough, et al., on behalf of the TXU Thrift Plan, and all other persons similarly situated, vs. TXU Corp. et al.; Case No. 3:02CV2573-K; United States District Court for the Northern District of Texas, Dallas Division	Plaintiffs sought to represent a class of participants in employee benefit plans claiming violation of ERISA. The Plaintiffs’ second class certification motion was denied and the case was dismissed without prejudice on September 29, 2005. The Plaintiffs have filed an appeal of the dismissal to the Fifth Circuit Court of Appeals.

Jul 03	Texas Commercial Energy v. TXU Energy, Inc., et al.; Civil Action No. C-03-249; United States District Court for the Southern District of Texas, Corpus Christi Division	Filing by an ERCOT market participant against TXU Energy and other wholesale market participants in ERCOT asserting antitrust and other claims. TXU Energy filed a motion to dismiss which was granted and affirmed on appeal by the Fifth Circuit. TCE sought review of this decision by the United States Supreme Court, which was denied.

Jan 03 Dec 02 Nov 02 Oct 02	Richard Schwartz, et al., v. TXU Corp et al.; Civil Action No.: 3:02-CV-2243-K; United States District Court for the Northern District of Texas, Dallas Division	A consolidated case which alleged violations of the Securities Act of 1933 and the Securities Exchange Act of 1934. The case was settled in exchange for payment of $150 million, at least $101 million of which has been paid by TXU’s D&O insurance carriers. The Court entered an order approving the settlement on November 8, 2005. There have been appeals filed by some objecting parties.

Oct 02	Bruce Girdauskas, Derivatively on Behalf of TXU Corp. vs. TXU Corp. et al; Cause No. 02-10191; 116th Judicial District Court of Dallas County, Texas	Derivative filing made by a purported shareholder alleging breach of fiduciary duty. An agreement in principle to settle this case for $600,000 has been reached and court approval of the settlement is expected to be sought in Q1 06. A portion of the settlement is expected to be paid by TXU’s D&O insurance carriers.

Note:	Although it cannot predict the outcome of the pending unresolved litigation matters described above, TXU Corp. believes that each is without merit and intends to vigorously defend them. Detailed descriptions of these proceedings are available in the company’s 10-K and 10-Q filings with the SEC.

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